Exhibit 99.1

 Watersound Beach ClubSM | Walton County, Florida

Watersound Origins ® | Walton County

TABLE OF CONTENTS

1. Value Creation
2. Segments
3. Milestones
4. Construction Starts
5. Demographic Tailwinds
6. Scratching the Surface
7. Appendix
8. Map

1

   VALUE CREATION  2  Latitude MargaritavilleSM Watersound| Bay County

 VALUE CREATION($ IN MILLIONS)    3

 VALUE CREATION($ PER SHARE)    4

 See Appendix “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation.    VALUE CREATIONCASH GENERATED FOR DISTRIBUTION OR INVESTMENT (CGFDI) ($ IN MILLIONS)  Q1 2020 Q1 2021 -$1.3 $3.0 $8.1 $20.3 $0.14 $0.34  Q1 2021  Q1 2022      $3.2  $13.4      $20.2  $43.4      $0.34  $0.74  5    2016  2017  2018  2019  2020  2021                Net Income  $15.9  $59.6  $32.4  $26.8  $45.2  $74.6                Cash Generated for Distribution or Investment (CGFDI)  $16.9  $55.5  $57.5  $65.5  $71.5  $154.5                CGFDI Per Share  $0.23  $0.79  $0.92  $1.09  $1.21  $2.62

   SCALING EFFICIENCIES($ IN MILLIONS)  6    2016  2017  2018  2019  2020  2021  Revenue  $96.9   $100.0   $110.3   $127.1   $160.6   $267.0   Corporate and Other Operating Expenses  $23.0   $20.4   $20.6   $21.4   $22.9   $23.0   % of Revenue  24%  20%  19%  17%  14%  9%

   SEGMENTS  7  WaterColor® Inn | Walton County

   RESIDENTIAL SALES  8

   RESIDENTIAL SALES PIPELINE  9  Total: 17,476          BACKLOG AS OF MARCH 31, 2022  2,294  ACTIVE BUILDERS  PLATTED OR UNDER DEVELOPMENT  3,288  ADDITIONAL ENTITLEMENTS WITH CONCEPT PLAN  12,185  ENGINEERING OR PERMITTING  2,003  527  HOMES UNDER CONTRACT AT LATITUDE MARGARITAVILLE WATERSOUND  18  -As of March 31, 2022-The Company has additional entitlements beyond what is listed  HOMESITES UNDER CONTRACT

   HOSPITALITY  10  Hotel Rooms  Club Memberships

   COMMERCIAL  11  Commercial and Operational Square Feet  Multi-Family and Senior Living

   MILESTONES  12  Shark’s Tooth Golf Course | Bay County

 HOMESITES  MULTI-FAMILY AND SENIOR LIVING UNITS  HOTEL ROOMS  COMMERCIAL SQUARE FEET***  CLUB MEMBERSHIPS  1,000 PER YEAR  1,300  900  1,500,000  1,400  *2021 Unit Milestones presented at the May 20, 2019, Annual Shareholders’ Meeting **Existing and under development/construction as of December 31, 2021***Commercial Square Feet includes leasable assets (i.e., Pier Park North) and operational assets (i.e., Busy Bee Convenience Store, Scratch Restaurant, etc.)Includes projects wholly owned or partially owned via Joint Ventures    853 (85%)  1,436 (110%)  1,177 (131%)  1,306,095 (87%)  2,255 (161%)  Milestone  Results**     2021 UNIT MILESTONES*  13

     2024 UNIT MILESTONES*  14  2,000 PER YEAR  2,500  1,500  1,800,000  3,250  2024 Milestone  750  *2024 Unit Milestones presented at the May 17, 2022 Annual Shareholders’ Meeting **Commercial Square Feet includes leasable assets (i.e., Pier Park North) and operational assets (i.e., Busy Bee Convenience Store, Scratch Restaurant, etc.)All information above is subject to change and includes projects wholly owned or partially owned via Joint Ventures  HOMESITES  MULTI-FAMILY AND SENIOR LIVING UNITS  HOTEL ROOMS  COMMERCIAL SQUARE FEET**  CLUB MEMBERSHIPS  BOAT SLIPS

   CONSTRUCTION STARTS  15  Hotel Indigo®| Bay County

       TimeLine  2013 - 2018    CONSTRUCTION STARTS 2021-2023  COMMERCIALSouth Walton Commerce ParkWatersound Fountains Senior Living Watersound Town Center East Lake Creek Apartments Watersound West Bay CenterFSU Health Medical CampusGateway Apartments Mexico Beach Crossings ApartmentsPier Park Northwest (second select service hotel)Lake Powell Crossings ApartmentsWatersound West ApartmentsWest Bay Self StoragePier Park City CenterWatersound Origins Townhomes  HOSPITALITYHome2 Suites by Hilton Watersound Hotel WaterColor Inn (room expansion)East Lake Powell (club amenity)Intracoastal Waterway (ICW) Marina Hotel IndigoHarrison’s Kitchen & Bar Watersound Club Golf Course (club amenity)Point South Marinas (Bay Point and Port St. Joe)Port St. Joe Marina (lodging and restaurant)  RESIDENTIALWatersound OriginsWatersound Origins WestWatersound Camp CreekWard Creek EastWard Creek WestEast Lake CreekBreakfast Point EastPark PlaceTitus ParkCollege StationMexico Beach WindMark Beach ®Latitude Margaritaville WatersoundWest Laird  16  = Construction Started    Watersound® Town Center Publix | Walton County  Watersound Origins Greenway | Walton County  - Additional projects are in the planning stage  - Residential projects include multiple phases  Point South Marina Port St. Joe | Gulf County  BREAKFAST POINT®, PIER PARK®, PIER PARK CITY CENTERSM, WATERCOLOR®, WATERSOUND®, WATERSOUND CAMP CREEKSM, WATERSOUND® CLUB, WATERSOUND FOUNTAINSSM, WATERSOUND INNSM , WATERSOUND ORIGINS®, WATERSOUND® TOWN CENTER, & WINDMARK BEACH®, (the “Marks”) are trademarks and service marks of The St. Joe Company (“St. Joe”).

   DEMOGRAPHIC TAILWINDS  17  Watersound Town Center| Walton County

SURGING DEMAND

DISCOVERY OF NORTHWEST FLORIDA

- Visitors and residents from expanding geographies
- More year-round activity and permanent residents

GROWING INFRASTRUCTURE

- Northwest Florida Beaches International Airport (ECP) and Destin/Fort Walton Beach Airport (VPS) breaking records
- West Bay Parkway
- FSU Health Medical Campus

VIRTUAL WORK ENVIRONMENT

- Flexibility to work and live anywhere

QUALITY OF LIFE AND SAFETY

- Family-oriented, natural beauty, open spaces, and relative affordability

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ECOSYSTEM FOCUS

- **RESIDENTIAL COMMUNITIES**
  - Wide range of prices and lifestyles
  - Workforce, move-up, retirement, luxury and second home

- **HOSPITALITY EXPERIENCES**
  - Luxury branded hotels
  - Value flagged hotels
  - Waterfront resorts
  - Marinas
  - Private club

- **COMMERCIAL PORTFOLIO RELATED**
  - Garden style multi-family, village townhomes and senior living
  - Village town centers
  - Commercial, office and light industrial flex spaces
  - Storage facilities, convenience store and other retail operations
  - Financial services

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   20  EXPANDING GEOGRAPHIESWALTON COUNTY

   21  EXPANDING GEOGRAPHIESBAY COUNTY

   EXPANDING GEOGRAPHIESWATERSOUND CLUB MEMBERS  22

   SCRATCHING THE SURFACE  23  Pier Park Crossings Apartments | Bay County

   JUST SCRATCHING THE SURFACE OFMULTI-GENERATIONAL VALUE CREATION  24  LAND  ENTITLEMENTS  SCALABLE OPERATIONS  ECO SYSTEM FOCUS

   RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  APPENDIX  25  Embassy Suites by Hilton ® | Bay County

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Cash Generated for Distribution or Investment (CGFDI)

"Cash Generated for Distribution or Investment" (CGFDI) and "CGFDI Per Share" are non-GAAP measures, which management believes assists investors by providing insight into the cash generated by the Company that management has available for distribution to shareholders or for reinvestment into the business. CGFDI is calculated by adding "Net Cash Provided by Operating Activities", "Expenditures for and Acquisition of Real Estate to Be Sold", and "Capital Distributions from Unconsolidated Joint Ventures" and subtracting "Capital Distributions to Non-Controlling Interest", "Principal Payments for Debt", "Principal Payments for Finance Leases", and "Maintenance Capital Expenditures". Maintenance Capital Expenditures are intended to show capital expenditures made to maintain the value and/or revenue generating capacity of existing operating assets. CGFDI should not be considered an alternative to "Net Cash Provided by Operating Activities" determined in accordance with GAAP as an indicator of the Company's cash flows and liquidity position. CDFGI Per Share is calculated by dividing CGFDI by "Basic Weighted Average Shares Outstanding."

($'s and Shares in Millions except per share amount)	**2016**	**2017**	**2018**	**2019**	**2020**	**2021**	**Q1 2021**	**Q1 2022**
Net Cash Provided by Operating Activities	$10.7	$53.7	$41.4	$30.4	$37.3	$111.8	$9.8	$19.8
Plus: Expenditures for and Acquisition of Real Estate to Be Sold	$8.3	$8.5	$19.8	$40.1	$40.5	$47.3	$12.0	$25.9
Plus: Capital Distributions from Unconsolidated Joint Ventures	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5	$0.0	$0.2
Less: Capital Distributions to Non-Controlling Interest	($0.6)	($2.3)	($0.4)	($0.6)	($0.6)	($1.2)	($0.3)	($0.7)
Less: Principal Payments for Debt	($0.5)	($1.3)	($1.4)	($1.6)	($1.9)	($2.3)	($0.5)	($0.5)
Less: Principal Payments for Finance Leases	$0.0	$0.0	$0.0	($0.0)	($0.1)	($0.1)	($0.0)	($0.0)
Less: Maintenance Capital Expenditures	($1.0)	($3.1)	($1.9)	($2.8)	($3.7)	($2.5)	($0.8)	($1.3)
CGFDI	**$16.9**	**$55.5**	**$57.5**	**$65.5**	**$71.5**	**$154.5**	**$20.2**	**$43.4**
Basic Weighted Average Shares Outstanding	74.5	70.5	62.7	60.0	59.0	58.9	58.9	58.9
CGFDI Per Share	**$0.23**	**$0.79**	**$0.92**	**$1.09**	**$1.21**	**$2.62**	**$0.34**	**$0.74**

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   MAP  27  WindMark Beach® Town Center | Gulf County

MAP OF LAND HOLDINGS AND PROJECTS
WALTON, BAY, AND GULF COUNTIES



NICEVILLE
FORT WALTON BEACH
OKALOOSA CO.
Choctawhatchee Bay
DESTIN
293
331
WALTON CO.
98
30A
Sacred Heart Hospital
Point Washington State Forest
Latitude Margaritaville Watersound
Life Storage
South Walton Commerce Park
Pine Log State Forest
79
20
Northwest Florida Beaches International Airport
BAY CO.
CALHOUN CO.
388
Chipola River
West Bay
77
LYNN HAVEN
390
231
PANAMA CITY
PANAMA CITY BEACH
FRONT BEACH ROAD
Port Panama City
East Bay
Tyndall Air Force Base
22
WEWAHITCHKA
MEXICO BEACH
GULF CO.
71
Intracoastal Waterway
ST. JOSEPH PENINSULA
Port of Port St. Joe
PORT ST. JOE
Sacred Heart Hospital
St. Joseph Bay
Gulf of Mexico
Watercrest Senior Living
Home2 Suites by Hilton
WaterColor
WaterColor Inn & Resort
WaterColor Town Center
FOOW Restaurant
Scratch Biscuit Kitchen
WaterColor Executive Suites
The Lodge 30A
Watersound West Apartments
Watersound Beach Club
Watersound Inn
Watersound Camp Creek
Camp Creek Golf, Inn, and Resort Club Amenity
Watersound Origins
Watersound Origins Crossings
Watersound Town Center
Watersound Origins Townhomes
Watersound Fountains Senior Living
Origins Golf Course
Watersound Club Golf Course
East Lake Powell Club Amenity
Shark's Tooth Golf Course
Lake Powell Crossings Apartments
East Lake Creek
West Laird
The Powder Room
Ward Creek
Gateway Apartments
FSU Health Medical Campus
TownePlace Suites by Marriott
Pier Park Northwest Hotel
Pier Park Crossings
Embassy Suites by Hilton
Pier Park City Center
Pier Park North
Busy Bee
VentureCrossings
Hilton Garden Inn
West Bay Boat, RV & Auto Storage
Watersound West Bay Center
ICW Marina
RiverCamps on Crooked Creek
North Bay Landing Apartments
Titus Park
College Station
Harrison's Kitchen & Bar, Hotel Indigo
Park Place
Point South Marina Bay Point
Homewood Suites by Hilton
Beckrich Office Park
Beckrich Office Suites
Breakfast Point East
Sea Sound Apartments
Breakfast Point
Mexico Beach Phase 1
Mexico Beach Crossings Apartments
WindMark Beach
WindMark Beach Bruno's Pizza
Point South Marina Port St. Joe Lodging and Restaurant
LEGEND
Public Land
St. Joe Land
Existing Projects
Proposed/Under Construction Projects
5 miles

JOE.COM

FOOW®, CAMP CREEK® GOLF, ORIGINS℠ GOLF, PIER PARK CROSSINGS℠, PIER PARK NORTH®, RIVERCAMPS®, WATERCOLOR EXECUTIVE SUITES℠, WATERSOUND BEACH CLUB℠, WATERSOUND CAMP CREEK℠, WATERSOUND ORIGINS CROSSINGS℠, & VENTURE CROSSINGS®, (the "Marks") are trademarks and service marks of The St. Joe Company ("St. Joe").

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29  © The St. Joe Company 2022. All Rights Reserved.Important Notice Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, among other things, information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, strategies, prospects and objectives. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar expressions concerning matters that are not historical facts.We caution you that all forward-looking statements involve risks and uncertainties, and while we believe that our expectations for the future are reasonable in view of currently available information, you are cautioned not to place undue reliance on our forward-looking statements. Actual results or events may differ materially from those indicated as a result of various important factors, including: the potential impacts of the ongoing COVID-19 pandemic; our ability to successfully implement our strategic objectives; new or increased competition across our business units; any decline in general economic conditions, particularly in our primary markets; our ability to successfully execute or integrate new business endeavors and acquisitions; our ability to yield anticipated returns from our developments and projects; our ability to effectively manage our real estate assets, as well as the ability for us or our joint venture partners to effectively manage the day-to-day activities of our joint venture projects; the illiquidity of all real estate assets; financial risks, including risks relating to currency fluctuations, credit risks, and fluctuations in the market value of our investment portfolio; any potential negative impact of our longer-term property development strategy, including losses and negative cash flows for an extended period of time if we continue with the self-development of granted entitlements; our dependence on homebuilders; reductions in travel and other risks inherent to the hospitality industry; the financial condition of our commercial tenants; regulatory and insurance risks associated with our senior living facilities; public health emergencies; any reduction in the supply of mortgage loans or tightening of credit markets; our dependence on strong migration and population expansion in our regions of development, particularly Northwest Florida; our ability to fully recover from natural disasters and severe weather conditions, including the recovery of insurance claims for losses related to Hurricane Michael; the actual or perceived threat of climate change; the seasonality of our business; our ability to obtain adequate insurance for our properties or rising insurance costs; our dependence on certain third party providers; the inability of minority shareholders to influence corporate matters, due to concentrated ownership of largest shareholder; the impact of unfavorable legal proceedings or government investigations; the impact of complex and changing laws and regulations in the areas we operate; changes in tax rates, the adoption of new U.S. tax legislation, and exposure to additional tax liabilities, including with respect to Qualified Opportunity Zone program; new litigation; our ability to attract and retain qualified employees, particularly in our hospitality business; our ability to protect our information technology infrastructure and defend against cyber-attacks; increased media, political, and regulatory scrutiny could negatively impact our reputation; our ability to maintain adequate internal controls; risks associated with our financing arrangements, including our compliance with certain restrictions and limitations; interest rate fluctuations; geopolitical conflicts and political uncertainty and the corresponding impact on the global economy; our ability to pay our quarterly dividend; the potential volatility of our common stock; and the other risks and uncertainties discussed in “Risk Factors” beginning on page 6 of our most recent annual report on Form 10-K and from time to time in our subsequent filings with the SEC .